UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                         SCHEDULE 14A

 Proxy Statement Pursuant to Section 14(a) of the Securities
            Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]Preliminary Proxy Statement
[ ]Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]Definitive Proxy Statement
[ ]Definitive Additional Materials
[ ]Soliciting Material Pursuant to Section 240.14a-12

                      SCIENTIFIC INDUSTRIES, INC.
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       (Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the
Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules
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        applies:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by
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    the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                 SCIENTIFIC INDUSTRIES INC.
                       (LETTERHEAD)


                                              October 26, 2006




    Dear Fellow Stockholders:

           You are cordially invited to attend the 2006 Annual
    Meeting of Stockholders of Scientific Industries, Inc. which will be held at 11:00 a.m. (New York time) on Monday, December 4, 2006 at the Holiday Inn Hotel, 3845 Veterans
    Memorial Highway, Ronkonkoma, New York 11779.

           Information concerning the matters to be considered and voted upon at the Annual Meeting is set out in the attached Notice of 2006 Annual Meeting of Stockholders and
    Proxy Statement.

           It is important that your shares be represented at the 2006 Annual Meeting, regardless of the number of shares you hold and whether or not you plan to attend the meeting in person. Accordingly, please complete, sign and date the enclosed proxy card and return it as soon as possible in the accompanying business reply envelope so that your shares will be represented at the Annual Meeting. This will not limit your right to vote in person or to attend the meeting.

           Thank you for your continued support.


                                 Sincerely,


                                 /s/Joseph G. Cremonese
                                 ______________________

                                 Joseph G. Cremonese
                                 Chairman

                       SCIENTIFIC INDUSTRIES, INC.
                             70 ORVILLE DRIVE
                         BOHEMIA, NEW YORK 11716

                              _____________

              NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS

                             DECEMBER 4, 2006



                  Notice is hereby given that the 2006 Annual
    Meeting of Stockholders (the "Annual Meeting") of Scientific Industries, Inc., a Delaware corporation (the "Company"), will be held on Monday, December 4, 2006, at 11:00 a.m. (New York time) at the Holiday Inn Hotel, 3845 Veterans Memorial Highway, Ronkonkoma, New York, 11779, for the following purposes:


           1.     To elect two Class A Directors to the
                  Company's Board of Directors to serve until the Company's annual meeting of stockholders with respect to the year ending June 30, 2009 and until the election and qualification of their respective successors.

           2.     To ratify the appointment of Nussbaum Yates &
                  Wolpow, P.C. as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2007.

           3.     To transact such other business as may
                  properly come before the Annual Meeting and any adjournments or postponements thereof.

           The foregoing items of business are more fully described in the accompanying proxy statement.

           The Board of Directors has fixed the close of business on October 30, 2006, as the record date for determination of stockholders entitled to notice of and to vote at, the Annual Meeting and at any adjournments or postponements thereof.

           A complete list of the stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder of the Company at the Annual Meeting. In addition, the list will be open for examination by any stockholder of the Company for any purpose germane to the Annual Meeting during ordinary business hours for a period of ten days prior to the Annual Meeting at the offices of the Company.

           YOU ARE REQUESTED TO FILL IN AND SIGN THE ENCLOSED
    FORM OF PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF
    DIRECTORS OF THE COMPANY, AND MAIL IT PROMPTLY IN THE
    ENCLOSED POSTAGE PAID ENVELOPE.  ANY PROXY MAY BE REVOKED BY
    DELIVERY OF A LATER DATED PROXY.


                         By Order of Your Board of Directors


                         /s/ Robert P. Nichols
                         _____________________
                         Robert P. Nichols
                         Secretary



    Bohemia, New York
    October 30, 2006




    WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE KINDLY REQUEST THAT YOU PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU ARE A STOCKHOLDER OF RECORD AND YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.





                     YOUR VOTE IS IMPORTANT

                   SCIENTIFIC INDUSTRIES, INC.
                         70 ORVILLE DRIVE
                     BOHEMIA, NEW YORK 11716

                         PROXY STATEMENT
                        _________________

               2006 ANNUAL MEETING OF STOCKHOLDERS
                  TO BE HELD ON DECEMBER 4, 2006
                        _________________

                     SOLICITATION OF PROXIES

           This proxy statement is furnished in
    connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of Scientific Industries, Inc., a Delaware corporation (the "Company"), for use at the 2006 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Holiday Inn Hotel, 3845 Veterans Memorial Highway, Ronkonkoma, New York, 11779, on Monday, December 4, 2006, at 11:00 a.m. (New York time), and at any adjournments or postponements thereof.

           At the Annual Meeting, stockholders of the Company will be asked to: (1) elect two Directors of the Company to serve until the Company's annual meeting of stockholders with respect to the fiscal year ending June 30, 2009, and the election and qualification of their respective successors; (2) ratify the appointment of Nussbaum Yates & Wolpow, P. C., as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2007; and (3) transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.


    RECORD DATE, VOTING RIGHTS

           Only stockholders of record of the Company's Common Stock, par value $0.05 per share (the "Common Stock"), as of the close of business on October 30, 2006 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. On the Record Date, there were 1,000,352 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote.

           The presence at the Annual Meeting, in person or by a properly executed proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock as of the Record Date is necessary to constitute a quorum.
    Abstentions and broker "non-votes" are included in the determination of the number of shares of Common Stock present at the Annual Meeting for quorum purposes. A broker "non-vote" occurs when a nominee holding shares of Common Stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.


    VOTING OF PROXIES, REVOCATION, SOLICITATION

           All stockholders who deliver properly executed and dated proxies to the Company prior to the Annual Meeting will be deemed present at the Annual Meeting regardless of whether such proxies direct the proxy holders to vote for or against, or to withhold or abstain from voting. The proxies, when properly executed and returned to the Company, will be voted in accordance with the instructions given therein by the person executing the proxy. In the absence of instructions, properly executed proxies will be voted FOR
    (1) the election of the

    Board's nominees, Arthur M. Borden
    and James S. Segasture, as Directors of the Company; and (2) the ratification of the appointment by the Board of Directors of Nussbaum Yates & Wolpow, P.C., as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2007.

            Any stockholder who executes and delivers a proxy may revoke it at any time before it is voted by delivering a written notice of such revocation to the Secretary of the Company at the address of the Company set forth in this proxy statement, by submitting a properly executed proxy bearing a later date, or by appearing at the Annual Meeting and requesting the return of the proxy or by voting in person. In accordance with applicable rules, boxes and designated spaces are provided on the proxy card for stockholders to mark if they wish either to vote for or withhold authority to vote for the nominees for Directors, or to vote for or against or to abstain from voting for the proposal to ratify the appointment of the Company's independent registered public accounting firm.

           A stockholder's attendance at the Annual Meeting will not, by itself, revoke a proxy given by that stockholder. Stockholders vote at the Annual Meeting by casting ballots (in person or by proxy), which are tabulated by a person who is appointed by the Board of Directors before the Annual Meeting to serve as inspector of election at the Annual Meeting and who has executed and verified an oath of office.

           It is anticipated that this proxy statement, the enclosed proxy card and the Company's Annual Report will be mailed to the Company's stockholders on or about November 3, 2006.


                      PRINCIPAL STOCKHOLDERS

    The following table sets forth as of October 30, 2006 certain information as to each person who to the Company's knowledge, based upon such person's representations or publicly available filings, beneficially owned more than 5% of the shares of the Company's Common Stock as of that date:

    Name and Address of    Shares Beneficially         Percent of
    Beneficial Owner             Owned**               Class***
    ___________________    ___________________         __________

    James S. Segasture*        187,250 (1)               18.6

    Lowell A. Kleiman          139,581 (2)               14.0
    16 Walnut Street
    Glen Head, NY 11545

    Joseph I. Kesselman*        64,120 (3)                6.3

    Arthur M. Borden*           60,740 (4)                6.0

    ______________
    *   His address is c/o Scientific Industries, Inc., 70
    Orville Drive, Bohemia, New York 11716.

    **    Beneficial ownership, as such term is used herein, is
    determined in accordance with Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and includes voting and/or investment power with respect to shares of Common Stock of the Company. Unless otherwise indicated, the named person possesses sole voting and investment power with respect to the shares. The shares shown include shares issuable pursuant to options held by the named person that may be exercised within 60 days of the date indicated above.

    ***   Percentages of ownership are based upon the number of
    shares of Common Stock issued and outstanding. Shares of Common Stock that may be acquired pursuant to options that are exercisable within 60 days of the date indicated above are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for the percentage ownership of any other person.


            (1) Includes 4,000 shares issuable upon exercise of options and 493 shares owned by his wife.

            (2)    Based on information reported in his Schedule
                   13(d)  filed with the Securities and Exchange
                   Commission on October 30, 2002.

            (3) Includes 20,000 shares issuable upon exercise of options and 735 shares of Common Stock owned jointly with his wife.

            (4) Includes 20,000 shares issuable upon exercise of options.

                            PROPOSAL 1

                     ELECTION OF DIRECTORS

    GENERAL

            The Company's Certificate of Incorporation provides for a classified Board of Directors, consisting of three classes, each class serving a three-year term on a staggered basis. The Board of Directors is currently comprised of five members, of whom two are Class A Directors, one is a Class B Director and two are Class C Directors. The Company has agreed in principle to acquire the outstanding capital stock of Altamira Instruments Inc., a privately held producer and seller of catalyst research instruments, and if effected, to appoint its President and principal stockholder, Grace Morin, a Director. In such event, the Board of Directors intends to expand the Board of Directors to six and appoint Ms. Morin as a Class B Director. At the Annual Meeting, two Class A Directors are to be elected to serve until the annual meeting of stockholders with respect to the fiscal year ending June 30, 2009, and until their successors are duly elected and qualified. Shares of Common Stock represented by proxies solicited by the Board of Directors will be voted for the nominees hereinafter named if authority to do so is not specifically withheld. If for any reason said nominees shall become unavailable for election, which is not now anticipated, the proxies will be voted for a substitute nominee designated by the Board of
    Directors.                    The Directors of the Company
    are elected by the affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. A plurality means that the nominee with the largest number of votes is elected as Director. In tabulating the vote, abstentions and broker "non-votes" will be disregarded and will have no effect on the outcome of the vote.

           THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
    VOTE FOR THE ELECTION OF THE NOMINEES IDENTIFIED BELOW TO
    THE BOARD OF DIRECTORS.

    NOMINEES

            The Board of Directors has designated Messrs. Arthur
    M. Borden and James S. Segasture, both currently Class A
    Directors, as their nominees for election.

            Arthur M. Borden, Esq. (age 86), a Director since 1974, has been counsel to the law firm of Katen Muchin Zavis Rosenman (formerly Rosenman & Colin) during the past five years. He is a director of Supreme Industries, Inc., a nationwide manufacturer of specialized truck bodies.

            James S. Segasture (age 70), a Director since 1991, has been a private investor since February 1990.

    OTHER DIRECTORS

            Mr. Joseph I. Kesselman (age 81) is a Class B Director (the current term of Class B Directors expires at the annual meeting with respect to the fiscal year ending June 30, 2007). Mr. Kesselman, a Director since 1961 and Chairman of the Board of Directors from August 29, 2002 until February 2006, has been for more than five years a consultant to various corporations. He is a director of Nuclear and Environmental Protection Inc., Hopare Holding, S.A. (a Swiss company), and Infranor Inc., a developer and manufacturer of servo systems.

            Joseph G. Cremonese (age 70) and Roger B. Knowles
    (age 81) are Class C Directors whose current terms expire at the annual meeting with respect to the fiscal year ending
    June 30, 2008.

            Mr. Cremonese, a Director since November 2002 and Chairman of the Board since February 2006, has been a marketing consultant to the Company since 1996. He has been since 1991, President of Laboratory Innovation Company, Ltd., which is a vehicle for technology transfer and consulting services for companies engaged in the production and sale of products for science and biotechnology. Since March 2003, Mr. Cremonese has been a director of and consultant to Proteomics, Inc., a producer of recombinant proteins for medical research. Prior to 1991, he had been employed by Fisher Scientific, which had been until May 2006 a distributor for and the largest customer of the Company.

            Mr. Knowles, a Director since 1965, is retired.
    During the past five years he has been involved in liquidating various real estate and manufacturing concerns.

            If the acquisition of Altamira Instruments, Inc. described above is effected, the Board of Directors intends to appoint Grace Morin as a Class B Director to serve until the Annual Meeting of Stockholders with respect to the fiscal year ending June 30, 2007. Ms. Morin has been President, Director and principal stockholder of Altamira since December 2003. Prior thereto she was a general business consultant for two years, and prior to that she was a member of senior management of a designer of gas flow environmental engineered products for approximately four years.

    STOCK OWNERSHIP

            The following table sets forth, as of October 30, 2006, the number of shares of Common Stock beneficially owned by (i) each Director of the Company, including the nominees for Directors, (ii) each executive officer of the Company identified in the Summary Compensation Table under "Executive Officers," and (iii) all directors and executive officers as a group.


    Beneficial Owner             Number         Percentage
    ________________             ______         __________
    Arthur M. Borden             60,740(1)         6.0%

    Joseph G. Cremonese          22,410(2)         2.2%

    Joseph I. Kesselman          64,120(3)         6.3%

    Roger B. Knowles             43,595(4)         4.3%

    James S. Segasture          187,250(5)        18.6%

    Helena R. Santos             21,000(6)         2.1%

    Robert P. Nichols            27,800(7)         2.7%

    All current directors and   426,915(8)        38.5%
    executive officers as a
    group (7 persons)

    (1) Includes 20,000 shares issuable upon exercise of options.
    (2) Includes 16,200 shares owned jointly with his wife and 5,000 shares issuable upon exercise of options.
    (3) Includes 20,000 shares issuable upon exercise of options and 735 shares of Common Stock owned jointly with his wife.
    (4) Includes 22,258 shares owned by his wife, 1,337 shares owned by a trust of which he is a trustee, beneficial ownership of which is disclaimed by him, and 20,000 shares issuable upon exercise of options.
    (5) Includes 4,000 shares issuable upon exercise of options and 493 shares owned by his wife.
    (6) Includes 15,000 shares issuable upon exercise of options.
    (7) Includes 25,000 shares issuable upon exercise of options.
    (8)    Includes 109,000 shares issuable upon
           exercise of options.


    BOARD COMMITTEES

            Joseph I. Kesselman and James S. Segasture have been appointed as the sole members of the Company's Stock Option Committee to serve at the discretion of the Board and to administer the Company's 2002 Stock Option Plan ("2002 Plan").

            The Board of Directors acts as the Company's
    Audit Committee.


    MEETINGS

            During the fiscal year ended June 30, 2006, the Board of Directors held seven meetings, at each of which all Directors were present.


    DIRECTORS' COMPENSATION AND OPTIONS

           The Company currently pays each non-employee director a quarterly retainer of $750 and a fee of $500 for each meeting attended, plus reimbursement for out-of-pocket expenses incurred in connection with attendance at board meetings in the amount of $50 or the Director's itemized expenses, whichever is greater. Mr. Joseph I. Kesselman, until February 2006, and Mr. Joseph G. Cremonese, since February 2006, also received as Chairman of the Board, a monthly fee of $750. (See "Related Transactions" for consulting fees paid by the Company to Mr. Cremonese's affiliate). During fiscal 2006, the fees to non-employee Directors aggregated $44,000.

           Pursuant to the Company's 1992 Stock Option Plan ("1992 Plan") options to purchase
    3,000 shares of Common Stock at the then fair market value were granted to each non-employee Director who was on the Board of Directors on the first business day of each March, in 1993, 1994, 1995, and 1996, namely Messrs. Borden, Kesselman, Knowles and Segasture. In addition, in December 1997 and through December 2001 the Board of Directors granted annually under the 1992 Plan options to purchase 4,000 shares of Common Stock to each of them exercisable at the fair market value on the date of grant. Accordingly, as of June 30, 2006, the Company had granted under the 1992 Plan to the foregoing four non-employee Directors options to purchase an aggregate of 128,000 shares of Common Stock, or options to purchase 32,000 shares of Common Stock for each. The fair market value per share of Common Stock on the dates of grant ranged from $0.50 for options granted in 1993 to $2.40 in 2002. As of June 30, 2006, options under the 1992 Plan with respect to 58,000 shares had been exercised by the Directors. In addition, they had exercised options with respect to 48,000 shares granted to them prior to the adoption of the 1992 Plan.

           Under the Company's 2002 Plan, none of the Directors at the time of the adoption by the Board of Directors of the 2002 Plan (subsequently approved by stockholders) were eligible to receive option grants. Mr. Joseph G. Cremonese who was elected Director at the 2002 Annual Meeting of Stockholders, was granted on December 1, 2003 an option to purchase

    5,000 shares of Common Stock at the fair market value of $1.35.


    EXECUTIVE OFFICERS

           The following are the Executive Officers of the Company:

           Helena R. Santos, CPA (age 42), employed by the
    Company since 1994, was appointed in August 2002 as President, Chief Executive Officer and Treasurer. Previously she served as Vice President, Controller from 1997 and Secretary from May 2001. Ms. Santos was an internal auditor with a major defense contractor from March 1991 to April 1994. She had been previously employed in public accounting.

           Robert P. Nichols (age 45), employed by the Company since February 1998, was appointed in August 2002 as Executive Vice President. He had been Vice President, Engineering from May 2001. Prior to joining the Company, Mr. Nichols was an Engineer Manager with Bay Side Motion Group, a precision motion equipment manufacturer, from January 1996 to February 1998.

           The executive officers of the Company are elected by the Board of Directors and hold office until their respective successors are elected and qualified or until his or her earlier resignation or removal. None of the officers need to be Directors, and more than one office may be held by the same person. There is no arrangement or understanding between any executive officer and any person other than the Company regarding election as an officer. There are no family relationships between any Director and any executive officer of the Company.

           The Company's employment agreements with Ms. Helena
    R. Santos and Mr. Robert P. Nichols are effective through December 31, 2006 and provide for base annual salaries of $110,000 for Ms. Santos and $105,000 for Mr. Nichols. Each agreement authorizes annual bonuses by the Board based upon performance criteria and contains noncompetition and confidentiality covenants. No bonus has been authorized by the Board.

         The following table summarizes all compensation paid by the Company to its Chief Executive Officer and President, and Executive Vice President with respect to each of the three fiscal years ended June 30, 2006, 2005 and 2004. No other executive officer earned in excess of $100,000 in any of such fiscal periods.


                        SUMMARY COMPENSATION TABLE

                             ANNUAL COMPENSATION

                                                       All Other
                             Fiscal                    Compen-
    Name                     Year   Salary(*)  Bonus   sation
    _______________________  ______ _________  _____   _________
    Helena R. Santos,        2006   $112,100   $-        $-
    Chief Executive Officer, 2005   $108,200   $-        $-
    President, and Chief     2004   $100,000   $-        $-
    Financial Officer

    Robert P. Nichols,       2006   $107,000   $-        $-
    Executive Vice President 2005   $103,200   $-        $-
                             2004   $ 95,000   $-        $-

           (*) - Includes payments in lieu of accrued personal and sick time in accordance with the Company's policy for all employees.

           None of the executive officers received or exercised stock options during the year ended June 30, 2006.


    RELATED TRANSACTIONS

           Mr. Cremonese, who was elected a Class C Director at the Annual Meeting of Stockholders in November 2002 or his affiliate, Laboratory Innovation Company, Ltd., have been providing independent marketing consulting services to the Company for approximately nine years.
    The services have been rendered since January 1, 2003 pursuant to a consulting agreement which was amended in March 2005. The agreement, as amended, provides that Mr. Cremonese and his affiliate render, at the request of the Company, through December 31, 2006 marketing consulting services of at least 72, but not more than 96, days per year at the rate of $500, per day with a monthly payment of $3,000, with the Company's obligation reduced to the extent the consulting services are less than 72 days for the 12 month period. The agreement contains confidentiality and non-competition covenants. During fiscal 2006 and 2005, the Company paid an aggregate of $35,400 and $31,000, respectively, for the consulting services.


    SECTION 16(A) REPORTING

           The Company believes that, for the year ended June 30, 2006, its officers, directors and 10% stockholders timely complied with all filing requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended.

                            PROPOSAL 2

   APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

           The Board of Directors, subject to stockholders' approval, appointed Nussbaum Yates & Wolpow, P.C. ("NY&W") as the Company's independent registered public accounting firm of the Company for its financial statements for fiscal year ending June 30, 2007. NY&W has audited the consolidated financial statements of the Company since 1991. A representative of that firm is expected to be present at the Annual Meeting, and will have an opportunity to make a statement to the stockholders and will be available to respond to appropriate questions. The ratification of the appointment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will be included in determining the number of shares of Common Stock present or represented and entitled to vote for purposes of approval and will have the effect of votes "against" the proposal. Broker "non-votes" will not be counted in determining the number of shares of Common Stock present or represented and entitled to vote to approve the proposal and will therefore not have the effect of votes either "for" or "against".

           Stockholder ratification of the appointment is not required by the Company's Certificate of Incorporation or By-laws or otherwise. If the stockholders fail to ratify the appointment, the Board of Directors will reconsider whether to retain that firm. Even if the appointment is ratified, the Board of Directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the best interests of the Company and its stockholders.

           The following is a description of the fees incurred by the Company for services by NY&W during the fiscal years ended June 30, 2006 and 2005:

           Audit Fees: The Company incurred fees of NY&W of approximately $24,500 and $23,400 in connection with its audit of the Company's financial statements for fiscal years ended June 30, 2006 and 2005, respectively, and $2,850 and $2,700 in connection with the review of the Company's interim financial statements included in the Company's Quarterly Reports on Form 10-QSB during the fiscal years ended June 30, 2006 and 2005, respectively.

           Tax Fees: The Company incurred fees of NY&W of approximately $4,000 for each of the fiscal years ended
    June 30, 2006 and 2005, in connection with preparation of the corporate tax returns.

           Financial Information Systems Design and
    Implementation Fees: The Company did not engage NY&W during each of the two years to provide advice to the Company regarding financial information systems design and implementation.

           Other Fees:  The Company paid $3,600 in fiscal
    2005 to NY&W in connection with its review of amendments of the Company's annual and quarterly reports filed under the Securities Exchange Act of 1934 in fiscal 2005. NY&W did not perform other non-audit services in fiscal year 2006 or 2005.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE
    STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT
    OF NUSSBAUM YATES & WOLPOW, P.C. AS THE COMPANY'S
    INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL
    YEAR ENDING JUNE 30, 2007.

                          OTHER MATTERS

           The Board of Directors is not aware of any matters other than those set forth in this proxy statement that will be presented for action at the Annual Meeting; however, if any other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares of Common Stock they represent in accordance with their judgment on such matters.


                      ADDITIONAL INFORMATION

            THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS
    FOR THE FISCAL YEAR ENDED JUNE 30, 2006, INCLUDES ITS
    ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR WHICH WAS FILED
    WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON
    SEPTEMBER 29, 2006.  THE ANNUAL REPORT TO STOCKHOLDERS ON
    FORM 10-KSB IS NOT PART OF THIS PROXY MATERIAL, BUT IS BEING
    MAILED TO STOCKHOLDERS WITH THIS PROXY SOLICITATION.

                      STOCKHOLDER PROPOSALS

            Proposals of stockholders of the Company intended to be presented at the Company's 2007 Annual Meeting of Stockholders following the year ending June 30, 2007 must be received by the Secretary of the Company for inclusion in the appropriate proxy materials no later than July 7, 2007.

                    EXPENSES AND SOLICITATION

            The entire cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company personally or by telephone. No additional compensation will be paid to such persons for any additional solicitations. The Company will also request securities brokers, custodians, nominees and fiduciaries who hold shares of Common Stock of record to forward solicitation material to the beneficial owners of such shares, and will reimburse them for their reasonable out-of-pocket expenses in forwarding such soliciting materials.


                              By Order of Your Board of Directors


                              /s/ Robert P. Nichols
                              _____________________
                              Robert P. Nichols
                              Secretary

    Bohemia, New York
    October 30, 2006

___________________________________________________________________

                  SCIENTIFIC INDUSTRIES, INC.
           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                      December 4, 2006

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


The undersigned hereby appoints Joseph G. Cremonese and Helena R.
Santos, and each of them, with full power of substitution, to vote, as a holder of the common stock, par value $0.05 per share
("Common Stock"), of Scientific Industries, Inc., a Delaware corporation (the "Company"), all the shares of Common Stock which the undersigned is entitled to vote, through the execution of a proxy with respect to the 2006 Annual Meeting of Stockholders of the Company (the "Annual Meeting"), to be held at the Holiday Inn Hotel, 3845 Veterans Memorial Highway, Ronkonkoma, New York, on Friday, December 4, 2006 at 11:00 a.m. New
York time, and any and all adjournments or postponements thereof, and authorizes and instructs said proxies to vote in the manner directed below.

The Board of Directors recommends the vote FOR the election of the nominees for Class A Directors named below and proposal 2.

1.	Election of Class A Directors:

ARTHUR M. BORDEN	           ROGER B. KNOWLES

FOR both nominees  (  )   WITHHOLD for both nominees  (  )


If you do not wish your shares voted FOR one of the two nominees, draw a line through that person's name above.


2.	Proposal to ratify the appointment of Nussbaum, Yates &
Wolpow, P.C., as independent auditors of the Company for the fiscal year ending June 30, 2007.

FOR   (  )		AGAINST   (  )		ABSTAIN   (  )

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before such meeting or adjournment or postponement thereof.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE, PLEASE VOTE,
SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY.

_____________________________________________________________________


BACK OF CARD



PROPERLY EXECUTED AND RETURNED PROXY CARDS WILL BE VOTED IN THE
MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO
INSTRUCTIONS TO THE CONTRARY ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NAMED NOMINEES AS DIRECTORS AND APPROVAL OF PROPOSAL NO. 2 LISTED ON THE REVERSE SIDE OF THIS CARD.

You may revoke this proxy at any time before it is voted by (i) filing a revocation with the Secretary of the Company, (ii) submitting a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked; or (iii) attending the Annual Meeting and voting in person. A stockholder's attendance at the Annual
Meeting will not by itself revoke a proxy given by the stockholder.

                          (Please sign exactly as the name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign with full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by authorized person.)




Dated:___________,2006                    _______________________________
                                          Signature

PLEASE COMPLETE, SIGN, DATE               __________________________________
AND RETURN THE PROXY CARD                 Signature, if held by joint owners
PROMPTLY USING THE
ENCLOSED ENVELOPE.